EXHIBIT 10.7

EMPLOYMENT AGREEMENT

EMPLOYMENT AGREEMENT (“Agreement”) dated as of October 21, 2007 (the “Effective Date”) between W.P. Hickman Systems, Inc., an Ohio corporation (the “Company”), and Todd A. Bartlett (the “Executive”) (together, the “Parties”).

WHEREAS, the Company desires to employ the Executive, and the Executive desires to be employed by the Company, as the Chief Financial Officer of the Company, in accordance with the terms and conditions set forth herein; and

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises in this Agreement, the Parties agree as follows:

1. Employment and Acceptance.  The Company shall employ the Executive, and the Executive shall accept employment, subject to the terms of this Agreement, on the Effective Date.

2. Term.  Subject to earlier termination pursuant to Section 5 of this Agreement, the employment relationship hereunder shall continue from the Effective Date until the third anniversary of the Effective Date (the “Initial Term”) and shall extend for successive one (1) year terms thereafter, unless either Party shall have given at least sixty (60) days written notice to the other, prior to the expiration of the Initial Term or extended term, that it does not wish to extend the Term.  As used in this Agreement, the “Term” shall refer to the period beginning on the Effective Date and ending on the date the Executive's employment terminates in accordance with this Section 2 or Section 5.  In the event that the Executive's employment terminates, the Company's obligation to continue to pay all Base Salary (defined below in Section 4.1), as adjusted, Annual Bonus (defined below in Section 4.2), and other benefits then accrued shall terminate except as may be provided for in Section 6 of this Agreement.

3. Duties and Title.

3.1 Title.  The Executive shall serve in the capacity of Chief Financial Officer of the Company and shall report solely and directly to the Board of Directors of the Company (the “Board”).

3.2 Duties.  The Executive will perform such executive duties and have such areas of responsibility that are not inconsistent with the Executive's position as Chief Financial Officer as may be assigned to the Executive by the Board.  The Executive will devote all his full business time and attention to the performance of such duties and to the promotion of the business and interests of the Company and its subsidiaries.

4. Compensation and Benefits.  As compensation for all services rendered pursuant to this Agreement, the Company shall provide the Executive the following during the Term:

4.1 Base Salary.  The Company will pay to the Executive an annual base salary of $150,000, payable in accordance with the customary payroll practices of the Company (“Base Salary”).  The compensation committee of the Board (the “Compensation Committee”) will review annually the Executive's Base Salary for increase (but not decrease).

4.2 Bonus.  The Executive shall be eligible to receive an annual bonus (“Annual Bonus”) under a plan established by the Compensation Committee within ninety (90) days of the Effective Date, based on the Company's achievement of annual financial targets and key performance objectives and the Executive’s achievement of personal performance objectives, each as mutually agreed by the Compensation Committee and the Executive; provided that, in respect of the 2007 fiscal year of the Company, the Executive will be eligible to receive a pro-rated Annual Bonus based on the number of days Executive was employed by the Company during the 2007 fiscal year.  The Annual Bonus will be payable in two semi-annual installments, with the first installment paid promptly after the close of the second fiscal quarter of the Company based on an estimate of the Annual Bonus for such year based on year-to-date Company and Executive performance, and the second installment paid promptly after the close of the Company’s customary year-end review process.  The Company and the Executive agree that the amount of the Annual Bonus is intended to and will be set at a level to provide Executive with total compensation, consisting of Annual Bonus and Base Salary, equivalent to compensation packages of chief financial officers for comparable publicly traded companies.

4.3 Stock Options.  The Executive shall be entitled to options to acquire shares of the Common Stock of the Company or its ultimate parent corporation, if applicable, pursuant to the terms of the Company’s, or such parent corporation’s, stock option plan on the following terms, subject to approval by the Compensation Committee:

(a) grants of options shall be made at least annually;

(b) the number of options granted shall be consistent with competitive practices at comparable companies and appropriate relative to awards made to other senior executives at the Company;

(c) all options shall be fully vested upon grant; and

(d) all options shall be exercisable for a period of ten years after the grant date.

4.4 Participation in Employee Benefit Plans.  The Executive shall be entitled to participate in all of the employee benefit plans, pension plans, medical benefit plans, group life insurance plans or other employee welfare plans of the Company, as in effect from time to time, pursuant to the terms of such plans.  The Company shall provide the Executive, without cost to the Executive, with long-term disability insurance and life insurance in the amount of $1,000,000.  The Company shall maintain directors and officer insurance covering the Executive.  Executive shall participate in and receive all other benefit plans and perquisites from time to time in effect for executives of the Company generally.

4.5 Vacation.  The Executive shall be entitled to three (3) weeks of paid vacation each calendar year of the Company, which will be accrued and used in accordance with the Company’s policies, procedures and practices.

4.6 CPA and CFE Certification.  The Company shall pay, or reimburse Executive for, all training, registration, tutorial, membership, examination and other expenses incurred by the Executive in obtaining and maintaining certification as a Certified Public Accountant and a Certified Fraud Examiner, including, without limitation, any such expenses which were previously reimbursed by Executive’s prior employer which Executive shall be obligated to repay upon his resignation from such employer.  All payments by the Company pursuant to this Section 4.6 shall be increased, or “grossed-up,” by the amount of any Federal and state income taxes payable by the Executive as a result of any such payments being treated as taxable income for Federal or state income tax purposes.

4.7 Business Expense Reimbursement.  The Executive shall be entitled to receive reimbursement for all reasonable business expenses including cell phone; business entertainment, meals and travel; seminar/conference/training expenses; dues and subscription expenses; and continuing professional education and other professional fees, in each case incurred by him in connection with his duties under this Agreement and accounted for in accordance with the policies of the Company as in effect from time to time.

4.8 Relocation Expense Reimbursement.  The Company shall reimburse Executive for all reasonable and customary expenses (the "Relocation Expenses") incurred by Executive and his immediate family in connection with the relocation from their current residence in Farmington Hills, Michigan, subject to the Company's requirements with respect to reporting and documentation of such expenses.  The Relocation Expenses shall include: (i) transaction costs incurred by Executive in connection with his purchase of a new residence including attorney fees, transfer faxes, inspection fees and title insurance, (ii) travel and lodging costs for one house-hunting trip for Executive and his immediate family, (iii) moving expenses, including packing, shipping, insurance, unpacking and temporary storage costs, (iv) temporary living expenses for a period of up to twelve months, (v) expenses incurred by Executive to visit his immediate family for up to twelve months until they are able to relocate, (vi) for the period, if any, after the purchase of a new residence and prior to the sale of Executive’s current residence, during which Executive has two mortgage payments, one of such mortgage payments, (vii) transaction costs and real estate commissions incurred by Executive in connection with the sale of Executive’s current residence, including attorney fees, transfer faxes, inspection fees and title insurance, and (viii) the amount, if any, by which the original purchase price of the Executive’s current residence exceeds the ultimate sales price less real estate commissions and closing costs (to the extent not otherwise reimbursed by the Company under clause (vii)).   In addition, the Executive shall receive a relocation bonus of $19,000, payable on the Effective Date, to cover the other costs associated with the relocation of Executive’s primary residence.  All payments by the Company pursuant to this Section 4.8 shall be increased, or “grossed-up,” by the amount of any Federal and state income taxes payable by the Executive as a result of any such payments being treated as taxable income for Federal or state income tax purposes.

5. Termination of Employment.

5.1 Death.  The Executive's employment hereunder shall terminate immediately upon his death.

5.2 Disability.  The Company may immediately terminate the Executive's employment due to his “Disability.”  For purposes of this Agreement, “Disability” shall mean that as a result of a physical or mental injury or illness, the Executive is unable to perform the essential functions of his job with or without reasonable accommodation for a period of ninety (90) consecutive days in the opinion of a licensed medical doctor selected by the Company and reasonably acceptable to the Executive or his duly appointed guardian.

5.3 By the Company for Cause.  The Company may immediately terminate the Executive's employment, for “Cause” (as defined below), by action of the Board, upon written notice by the Board to the Executive identifying the act or acts constituting Cause.  For purposes of this Agreement, “Cause” means: (i) the Executive’s willful failure to perform, or gross negligence in the performance of, the Executive’s duties and responsibilities to the Company; (ii) the Executive’s conviction of or plea of nolo contendre to any felony or other crime involving moral turpitude; (iii) the Executive’s unlawful use or possession of illegal drugs; or (iv) the Executive’s commission of an act of fraud, embezzlement, or other material dishonesty with respect to the Company.

5.4 By the Company without Cause.  The Company may immediately terminate the Executive's employment without Cause at any time without prior notice.

5.5 By the Executive for Good Reason.  The Executive may immediately terminate his employment hereunder at any time for Good Reason (defined below).  For purposes of this Agreement, “Good Reason” shall mean, without Executive's consent: (i) failure of the Company to continue the Executive in the position of Chief Financial Officer; (ii) a material reduction in Executive's responsibilities, duties or position in a manner inconsistent with the duties of a Chief Financial Officer of a similarly sized company and ownership structure; (iii) a reduction in Executive's Base Salary as in effect from time to time in accordance with this Agreement; (iv) the relocation of the Executive to a workplace that is more than thirty (30) miles from the city limits of the City of Solon, Ohio; or (v) a material breach of this Agreement by the Company; provided that Good Reason shall not include acts that are cured by the Company within thirty (30) days following Company's receipt of written notice from Executive of circumstances constituting Good Reason.

5.6 By the Executive Without Good Reason.  The Executive may terminate his employment hereunder without Good Reason at any time upon twenty (20) days prior written notice to the Company.

5.7 Upon Expiration of Term.  Notwithstanding the foregoing, the Executive shall provide the Company with at least sixty (60) days written notice, prior to the expiration of the Initial Term or extended term, that he does not wish to extend the Term, pursuant to Section 2 of this Agreement, and the Company shall provide the Executive with at least sixty (60) days written notice, prior to the expiration of the Initial Term or extended term, that it does not wish to extend the Term, pursuant to Section 2 of this Agreement.

6. Obligations upon Termination.

6.1 By the Company for Cause, By the Executive Without Good Reason, or Due to Death or Disability.  If (i) the Executive's employment with the Company terminates due to his death; (ii) the Company terminates the Executive's employment with the Company for Cause; (iii) the Company terminates the Executive's employment with the Company due to the Executive's Disability; or (iv) the Executive terminates his employment with the Company without Good Reason, the Executive or the Executive's legal representatives (as appropriate), shall be entitled to receive the following (collectively the “Accrued Benefits”):

(a) the Executive's accrued but unpaid Base Salary and benefits set forth in Section 4.4, if any, through the date of termination and

(b) the full amount of any earned but unpaid Annual Bonus for any fiscal year of the Company prior to the fiscal year in which the Executive's employment is terminated;

(c) payment for any vacation time accrued but unused through the date of termination; and

(d) expenses reimbursable under Sections 4.6 through 4.8 incurred but not yet reimbursed to the Executive through the date of termination.

6.2 By the Company Without Cause or the Executive for Good Reason.  If the Company terminates the Executive's employment without Cause or the Executive terminates employment for Good Reason, the Executive shall be entitled to receive the following:

(a) the Accrued Benefits;

(b) continued Base Salary for the remainder of the three-year Initial Term or one-year extended Term, as applicable, payable in monthly installments; and

(c) an Annual Bonus equal to $100,000 for each year, or portion thereof (on a pro-rated basis), during the remainder of the three-year Initial Term or one-year extended Term, as applicable, payable at the time Annual Bonuses are paid to other executives of the Company.

6.3 Election Not to Extend the Term.  In the event that either Party elects not to extend the Term pursuant to Section 2 of this Agreement, unless the Executive’s employment with the Company is earlier terminated pursuant to Section 5 of this Agreement, the Executive’s termination of employment hereunder shall be deemed to occur on the close of business on the day immediately preceding the next scheduled date on which the extension begins, and the Executive shall be entitled to receive the Accrued Benefits.

7. Other Provisions.

7.1 Indemnification.  The Company shall indemnify the Executive, to the extent provided in its then current Articles of Incorporation and bylaws, against any claims arising out of the Executive’s employment with the Company.

7.2 Notices.  Any notice or other communication required or which may be given hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid or overnight mail and shall be deemed given when so delivered personally or sent by facsimile transmission or, if mailed, four (4) days after the date of mailing or one (1) day after overnight mail, as follows:

(a) If to the Company, to:

W.P. Hickman Systems, Inc.
30700 Solon Industrial Parkway
Solon, OH 44139
Attention:
Fax:  (440) 248-6524

With a copy to:

Attention:

Telephone:

Fax:

(b) If to the Executive, to the Executive's home address reflected in the Company's records, with a copy to:

Honigman Miller Schwartz & Cohn LLP

130 S. First Street

Ann Arbor, MI 48104

Attention: Audrey P. DiMarzo

Fax: (734) 418-4263

7.3 Entire Agreement.  This Agreement contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect thereto.

7.4 Waiver and Amendments.  This Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by the Parties or, in the case of a waiver, by the Party waiving compliance.  No delay on the part of either Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any right, power or privilege hereunder, nor any single or partial exercise of any right, power or privilege hereunder, preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

7.5 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Ohio applicable to agreements made and/or to be performed entirely within that State, without regard to conflicts of laws principles.

7.6 Assignment.  This Agreement, and all of the Executive’s rights and duties hereunder, shall not be assignable or delegable by the Executive.  Any purported assignment or delegation by the Executive in violation of the foregoing shall be null and void ab initio and of no force and effect.  This Agreement may be assigned by the Company only to a person or entity which is a successor in interest to substantially all of the business operations of the Company.  Upon such assignment, and assumption by such successor person or entity, the rights and obligations of the Company hereunder shall become the rights and obligations of such successor person or entity.

7.7 Successors; Binding Agreement.  This Agreement shall inure to the benefit of and be binding upon personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

7.8 Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

7.9 Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.

7.10 Severability.  If any term, provision, covenant or restriction of this Agreement, or any part thereof, is held by a court of competent jurisdiction of any foreign, federal, state, county or local government or any other governmental, regulatory or administrative agency or authority to be invalid, void, unenforceable or against public policy for any reason, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected or impaired or invalidated.

7.11 Conformance with Code Section 409A.  The Parties hereto agree to negotiate in good faith should any amendment to the Agreement be required in order to comply with Section 409A of the Internal Revenue Code.

IN WITNESS WHEREOF, the Parties hereto, intending to be legally bound hereby, have executed this Agreement as of the day and year first above mentioned.

EXECUTIVE

/s/ Todd A. Bartlett
Name: Todd A. Bartlett

W.P. HICKMAN SYSTEMS, INC.

By:
Name:  _______________________
Title:  _________________________

DETROIT.2817994.2

EMPLOYMENT AGREEMENT

EMPLOYMENT AGREEMENT (“Agreement”) dated as of the closing of the W.P. Hickman Acquisition by the Serefex Corporation as announced by an 8-K filing with the Securities and Exchange Commission (the “Effective Date”) between Serefex Corporation, a Delaware corporation (the “Company”), and Todd A. Bartlett (the “Executive”) (together, the “Parties”).

WHEREAS, the Company desires to employ the Executive, and the Executive desires to be employed by the Company, as the Chief Financial Officer of the Company, in accordance with the terms and conditions set forth herein; and

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises in this Agreement, the Parties agree as follows:

1. Employment and Acceptance.  The Company shall employ the Executive, and the Executive shall accept employment, subject to the terms of this Agreement, on the Effective Date.

2. Term.  Subject to earlier termination pursuant to Section 5 of this Agreement, the employment relationship hereunder shall continue from the Effective Date until the third anniversary of the Effective Date (the “Initial Term”) and shall extend for successive one (1) year terms thereafter, unless either Party shall have given at least sixty (60) days written notice to the other, prior to the expiration of the Initial Term or extended term, that it does not wish to extend the Term.  As used in this Agreement, the “Term” shall refer to the period beginning on the Effective Date and ending on the date the Executive's employment terminates in accordance with this Section 2 or Section 5.  In the event that the Executive's employment terminates, the Company's obligation to continue to pay all Base Salary (defined below in Section 4.1), as adjusted, Annual Bonus (defined below in Section 4.2), and other benefits then accrued shall terminate except as may be provided for in Section 6 of this Agreement.

3. Duties and Title.

3.1 Title.  The Executive shall serve in the capacity of Chief Financial Officer of the Company and shall report to the CEO and President of the company and  to the Board of Directors of the Company (the “Board”).

3.2 Duties.  The Executive will perform such executive duties and have such areas of responsibility that are not inconsistent with the Executive's position as Chief Financial Officer as may be assigned to the Executive by the Board.  The Executive will devote all his full business time and attention to the performance of such duties and to the promotion of the business and interests of the Company and its subsidiaries.

4. Compensation and Benefits.  As compensation for all services rendered pursuant to this Agreement, the Company shall provide the Executive the following during the Term:

4.1 Bonus.  The Executive shall be eligible to receive an annual bonus (“Annual Bonus”) under a plan established by the Compensation Committee within ninety (90) days of the Effective Date, based on the Company's achievement of annual financial targets and key performance objectives and the Executive’s achievement of personal performance objectives, each as mutually agreed by the Compensation Committee and the Executive; provided that, in respect of the 2007 fiscal year of the Company, the Executive will be eligible to receive a pro-rated Annual Bonus based on the number of days Executive was employed by the Company during the 2007 fiscal year.  The Annual Bonus will be payable in two semi-annual installments, with the first installment paid promptly after the close of the second fiscal quarter of the Company based on an estimate of the Annual Bonus for such year based on year-to-date Company and Executive performance, and the second installment paid promptly after the close of the Company’s customary year-end review process.

4.2 Stock Options.  The Executive shall be entitled to options to acquire shares of the Common Stock of the Company or its ultimate parent corporation, if applicable, pursuant to the terms of the Company’s, or such parent corporation’s, stock option plan on the following terms, subject to approval by the Compensation Committee:

(a) grants of options shall be made at least annually;

(b) the number of options granted shall be consistent with competitive practices at comparable companies and appropriate relative to awards made to other senior executives at the Company;

(c) all options shall be fully vested upon grant; and

(d) all options shall be exercisable for a period of ten years after the grant date.

4.3 Participation in Employee Benefit Plans.  The Executive shall be entitled to participate in all of the employee benefit plans, pension plans, medical benefit plans, group life insurance plans or other employee welfare plans of the Company, as in effect from time to time, pursuant to the terms of such plans.  The Company shall maintain directors and officer insurance covering the Executive.  Executive shall participate in and receive all other benefit plans and perquisites from time to time in effect for executives of the Company generally.

4.4 Vacation.  The Executive shall be entitled to a total of three (3) weeks of paid vacation each calendar year of the Company, which will be accrued and used in accordance with the Company’s policies, procedures and practices.

4.5 Business Expense Reimbursement.  The Executive shall be entitled to receive reimbursement for all reasonable business expenses including cell phone; business entertainment, meals and travel; seminar/conference/training expenses; dues and subscription expenses; and continuing professional education and other professional fees, in each case incurred by him in connection with his duties under this Agreement and accounted for in accordance with the policies of the Company as in effect from time to time.

4.6 Relocation Expense Reimbursement.  The Company shall reimburse Executive for all reasonable and customary expenses (the "Relocation Expenses") incurred by Executive and his immediate family, that are not reimbursed by W.P. Hickman Systems, in connection with the relocation from their current residence in Farmington Hills, Michigan, subject to the Company's requirements with respect to reporting and documentation of such expenses.  The Relocation Expenses shall include: (i) transaction costs incurred by Executive in connection with his purchase of a new residence including attorney fees, transfer faxes, inspection fees and title insurance, (ii) travel and lodging costs for one house-hunting trip for Executive and his immediate family, (iii) moving expenses, including packing, shipping, insurance, unpacking and temporary storage costs, (iv) temporary living expenses for a period of up to twelve months, (v) expenses incurred by Executive to visit his immediate family for up to twelve months until they are able to relocate, (vi) transaction costs and real estate commissions incurred by Executive in connection with the sale of Executive’s current residence, including attorney fees, transfer faxes, inspection fees and title insurance, and (vii) the amount, if any, by which the original purchase price of the Executive’s current residence exceeds the ultimate sales price less real estate commissions and closing costs (to the extent not otherwise reimbursed by the Company under clause (vii).  All payments by the Company pursuant to this Section 4.6 shall be increased, or “grossed-up,” by the amount of any Federal and state income taxes payable by the Executive as a result of any such payments being treated as taxable income for Federal or state income tax purposes.

4.7 Conversion of Current Options/Warrants

Upon signing of this agreement, the company agrees to convert all executive’s warrant into stock at no cost to the executive.

5. Termination of Employment.

5.1 Death.  The Executive's employment hereunder shall terminate immediately upon his death.

5.2 Disability.  The Company may immediately terminate the Executive's employment due to his “Disability.”  For purposes of this Agreement, “Disability” shall mean that as a result of a physical or mental injury or illness, the Executive is unable to perform the essential functions of his job with or without reasonable accommodation for a period of ninety (90) consecutive days in the opinion of a licensed medical doctor selected by the Company and reasonably acceptable to the Executive or his duly appointed guardian.

5.3 By the Company for Cause.  The Company may immediately terminate the Executive's employment, for “Cause” (as defined below), by action of the Board, upon written notice by the Board to the Executive identifying the act or acts constituting Cause.  For purposes of this Agreement, “Cause” means: (i) the Executive’s willful failure to perform, or gross negligence in the performance of, the Executive’s duties and responsibilities to the Company; (ii) the Executive’s conviction of or plea of nolo contendre to any felony or other crime involving moral turpitude; (iii) the Executive’s unlawful use or possession of illegal drugs; or (iv) the Executive’s commission of an act of fraud, embezzlement, or other material dishonesty with respect to the Company.

5.4 By the Company without Cause.  The Company may immediately terminate the Executive's employment without Cause at any time without prior notice.

5.5 By the Executive for Good Reason.  The Executive may immediately terminate his employment hereunder at any time for Good Reason (defined below).  For purposes of this Agreement, “Good Reason” shall mean, without Executive's consent: (i) failure of the Company to continue the Executive in the position of Chief Financial Officer; (ii) a material reduction in Executive's responsibilities, duties or position in a manner inconsistent with the duties of a Chief Financial Officer of a similarly sized company and ownership structure; (iii) a reduction in Executive's Compensation as in effect from time to time in accordance with this Agreement; (iv) the relocation of the Executive to a workplace that is more than thirty (30) miles from the city limits of the City of Solon, Ohio; or (v) a material breach of this Agreement by the Company; provided that Good Reason shall not include acts that are cured by the Company within thirty (30) days following Company's receipt of written notice from Executive of circumstances constituting Good Reason.

5.6 By the Executive Without Good Reason.  The Executive may terminate his employment hereunder without Good Reason at any time upon twenty (20) days prior written notice to the Company.

5.7 Upon Expiration of Term.  Notwithstanding the foregoing, the Executive shall provide the Company with at least sixty (60) days written notice, prior to the expiration of the Initial Term or extended term, that he does not wish to extend the Term, pursuant to Section 2 of this Agreement, and the Company shall provide the Executive with at least sixty (60) days written notice, prior to the expiration of the Initial Term or extended term, that it does not wish to extend the Term, pursuant to Section 2 of this Agreement.

6. Obligations upon Termination.

6.1 By the Company for Cause, By the Executive Without Good Reason, or Due to Death or Disability.  If (i) the Executive's employment with the Company terminates due to his death; (ii) the Company terminates the Executive's employment with the Company for Cause; (iii) the Company terminates the Executive's employment with the Company due to the Executive's Disability; or (iv) the Executive terminates his employment with the Company without Good Reason, the Executive or the Executive's legal representatives (as appropriate), shall be entitled to receive the following (collectively the “Accrued Benefits”):

(a) the Executive's accrued but unpaid Compensation and benefits set forth in Section 4.3, if any, through the date of termination and

(b) the full amount of any earned but unpaid Annual Bonus for any fiscal year of the Company prior to the fiscal year in which the Executive's employment is terminated;

(c) expenses reimbursable under Sections 4.5 through 4.6 incurred but not yet reimbursed to the Executive through the date of termination.

6.2 By the Company Without Cause or the Executive for Good Reason.  If the Company terminates the Executive's employment without Cause or the Executive terminates employment for Good Reason, the Executive shall be entitled to receive the following:

(a) the Accrued Benefits;

(b) an Annual Bonus equal to fifty percent (50%) of prior year bonus   for each year, or portion thereof (on a pro-rated basis), during the remainder of the three-year Initial Term or one-year extended Term, as applicable, payable at the time Annual Bonuses are paid to other executives of the Company.

6.3 Election Not to Extend the Term.  In the event that either Party elects not to extend the Term pursuant to Section 2 of this Agreement, unless the Executive’s employment with the Company is earlier terminated pursuant to Section 5 of this Agreement, the Executive’s termination of employment hereunder shall be deemed to occur on the close of business on the day immediately preceding the next scheduled date on which the extension begins, and the Executive shall be entitled to receive the Accrued Benefits.

7. Other Provisions.

7.1 Indemnification.  The Company shall indemnify the Executive, to the extent provided in its then current Articles of Incorporation and bylaws, against any claims arising out of the Executive’s employment with the Company.

7.2 Notices.  Any notice or other communication required or which may be given hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid or overnight mail and shall be deemed given when so delivered personally or sent by facsimile transmission or, if mailed, four (4) days after the date of mailing or one (1) day after overnight mail, as follows:

(a) If to the Company, to:

Serefex Corporation
4328 Corporate Square Blvd. Suite C
Naples, Florida 34104
Attention:  Brian Dunn
Fax:  (239) 262-1642

With a copy to:

Attention:

Telephone:

Fax:

(b) If to the Executive, to the Executive's home address reflected in the Company's records, with a copy to:

Honigman Miller Schwartz & Cohn LLP

130 S. First Street

Ann Arbor, MI 48104

Attention: Audrey P. DiMarzo

Fax: (734) 418-4263

7.3 Entire Agreement.  This Agreement contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect thereto.

7.4 Waiver and Amendments.  This Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by the Parties or, in the case of a waiver, by the Party waiving compliance.  No delay on the part of either Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any right, power or privilege hereunder, nor any single or partial exercise of any right, power or privilege hereunder, preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

7.5 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Michigan applicable to agreements made and/or to be performed entirely within that State, without regard to conflicts of laws principles.

7.6 Assignment.  This Agreement, and all of the Executive’s rights and duties hereunder, shall not be assignable or delegable by the Executive.  Any purported assignment or delegation by the Executive in violation of the foregoing shall be null and void ab initio and of no force and effect.  This Agreement may be assigned by the Company only to a person or entity which is a successor in interest to substantially all of the business operations of the Company.  Upon such assignment, and assumption by such successor person or entity, the rights and obligations of the Company hereunder shall become the rights and obligations of such successor person or entity.

7.7 Successors; Binding Agreement.  This Agreement shall inure to the benefit of and be binding upon personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

7.8 Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

7.9 Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.

7.10 Severability.  If any term, provision, covenant or restriction of this Agreement, or any part thereof, is held by a court of competent jurisdiction of any foreign, federal, state, county or local government or any other governmental, regulatory or administrative agency or authority to be invalid, void, unenforceable or against public policy for any reason, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected or impaired or invalidated.

7.11 Conformance with Code Section 409A.  The Parties hereto agree to negotiate in good faith should any amendment to the Agreement be required in order to comply with Section 409A of the Internal Revenue Code.

IN WITNESS WHEREOF, the Parties hereto, intending to be legally bound hereby, have executed this Agreement as of the day and year first above mentioned.

EXECUTIVE

/s/ Todd A. Bartlett
Name: Todd A. Bartlett

Serefex Corporation.

By:
Name:  _______________________
Title:  _________________________

DETROIT.2817994.2